Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated closed end second lien mortgage loans on behalf of their client, Nationstar Mortgage LLC.

The final review consisted of a population of 520, 30.25% of the final population of 1,719 loans, newly originated residential closed-end 2nd loans, in connection with the securitization identified as COOPR 2026-CES1 (the “Securitization”).

The Review was conducted from September 2025 through December 2025 on newly originated closed-end 2nd lien mortgage loans originated between August 2025 and December 2025.

Consolidated Analytics selected a sample of 520 loans from an initial population of 1,719 loans. Credit, Compliance, and Data Integrity reviews were performed on the sample population of 520 loans.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Limited Closed End Second Lien Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

A.	TRUTH-IN-LENDING ACT (TILA)

Loans subject to additional TILA requirements will be reviewed for compliance with the following:

i.	Tolerances (§1026.18, 22 and 23)
a.	Inaccurate Annual Percentage Rate (APR) outside of applicable tolerance
b.	Inaccurate Finance Charge outside of applicable tolerance
c.	Inaccurate Total of Payment outside of applicable tolerance
ii.	Payment Tables (§1026.18, §1026.38)
a.	Inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD
iii.	TILA Section 130(b) Corrections and Other Remediations
a.	Identify whether changes were discovered after closing. Confirm that the originator followed the prescribed regulatory cure. Confirm that evidence of the cure is provided within 60 days of closing (i.e., refund check, picture of the envelope, and/or a post-consummation CD (PCCD).
iv.	Notice of Right to Cancel (RTC) / Right of Rescission (ROR) (§1026.23; §1026.15) Confirm that the Notice of Right to Cancel is evidenced in the loan file and properly executed by all required parties. Confirm that a three-day right-to-cancel period was provided to the borrower(s) by reviewing the execution date, transaction dates, disbursement dates, and RTC expiration date. Confirm that the disclosure was provided in a timely manner, there are no errors or material disclosure violations, and the correct form, H-8 or H-9, as applicable, was provided. Any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions, the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(5)(i) and (ii) that is required under §1026.6(e)(2). When exception remediation is required, as applicable, confirm new notice of right to cancel, letter of explanation, and refund was provided.
v.	Loan Originator and Compensation Steering, as implemented by Regulation Z, 12 CFR 1026.36: Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction. Review relevant documentation to determine if there was dual compensation. Review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied.

a.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
b.	Review relevant documents to determine if there was dual compensation; and
c.	Review the presence of the mortgage loan option disclosure and determine if the Steering Safe Harbor provisions were satisfied.
vi.	Mandatory Arbitration Clauses (§1026.36): Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
vii.	Prohibition on Financing Credit Insurance (§1026.36): Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.
viii.	The counselling requirements of TILA, as implemented by Regulation Z, 12 CFR 1026.36(k)
B.	OTHER REGULATORY REQUIREMENTS:
i.	SAFE Act: Confirm through validation within the NMLS website that the originator and originating firm's license was active and properly disclosed on the credit application, note or mortgage loan contract, security instrument, Loan Estimate, and Closing Disclosure.
C.	HIGH-COST AND ANTI-PREDATORY LENDING

A review of the applicable federal and state anti-predatory lending compliance requirements will be performed in accordance with the following scope:

i.	Home Ownership Equity Protection Act (HOEPA) (§§1026.31, 32 and 33): Confirm that a loan is not a HOEPA loan. Validate that the verified APR confirms that loan fees pass the Points and Fees test, prepayment penalty test, and compliance with the disclosure requirements, limitation on terms, and prohibited acts or practices in connection with a high-cost mortgage.
ii.	Higher Priced Mortgage Loans (HPML) (§1026.35): Determine whether the loan is an HPML loan with an APR that exceeds the Average Prime Offer Rate by 3.5% on second liens. For FHA Safe Harbor, determine whether the loan is an HPML loan with an APR that exceeds the Average Prime Offer Rate by 1.15% plus the MI premium factor. Verify that HPML loans contain evidence of the establishment of escrow accounts and are in compliance with appraisal requirements.
iii.	State and Local High-Cost Loans: Confirm that loans pass the applicable State and Local High-Cost and Anti Predatory Lending Regulations.

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original valuation product provided, AVM, Exterior Only appraisal, or appraisal, to determine that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review applicable original valuation product to determine that the property is completely constructed, and that valuation of the property was determined on an “as is basis,” or that the property was identified as not completely constructed by originating appraiser.

c.	Review and determine if the applicable valuation product was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the origination appraisal product provided.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the origination appraisal product provided conforms to the guidelines provided from the Client.
g.	Review origination appraisal product to ensure all required documents were included, as applicable.
h.	Review location map provided within the appraisal product for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional or secondary valuation products were not required.

For loans reviewed in a post-close valuation review scenario (520 loans in total):

An AVM, exterior only appraisal, or full appraisal was utilized as the original valuation product for all loans within the review population.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 520 mortgage loans reviewed, zero (0) unique mortgage loans (0.00% by loan count) had a total of zero (0) tape discrepancies across zero (0) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Grand Total	0	0.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	% by Loan Count
A	518	$40,217,847.00	99.62%
B	2	$219,600.00	0.38%
C	0	$0	0%
D	0	$0	0%
Total	520	$40,437,447.00	100.00%

Credit Results:
Event Grade	Loan Count	% by Loan Count
A	519	99.81%
B	1	0.19%
C	0	0%
D	0	0%
Total	520	100.00%

Compliance Results:
Event Grade	Loan Count	% by Loan Count
A	520	100.00%
B	0	0%
C	0	0%
D	0	0%
Total	520	100.00%

Valuation Results*:
Event Grade	Loan Count	% by Loan Count
A	519	99.81%
B	1	0.19%
C	0	0%
D	0	0%
Total	520	100.00%

* Secondary property valuation was not part of the property review scope for these second lien mortgage loans. As a result, the reported DBRS, KBRA, Moody’s and S&P loan level property review grades have been defaulted to “NA”. Defaulting the DBRS, KBRA, Moody’s and S&P loan level property review grades to “NA” does not affect the respective DBRS, KBRA, Moody’s and S&P overall loan grades.

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	501
		The Total Hazard Coverage is LESS than the Required Coverage Amount;	2
		Verification of Borrower Liabilities Missing or Incomplete; Audited DTI Exceeds Guideline DTI;	2
		Borrower 1 W2/1099 Missing;	2
		Audited DTI Exceeds Guideline DTI;	2
		Missing VOM or VOR;	1
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments;	1
		Delinquent Credit History Does Not Meet Guideline Requirements;	1
		HO6 Master Insurance Policy is Missing;	1
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property;	1
		Borrower 1 Tax Returns Not Signed;	1
		Borrower 1 Award Letter Missing;	1
		Income and Employment Do Not Meet Guidelines; Borrower 1 W2/1099 Missing;	1
		Missing Letter of Explanation (Credit);	1
		Housing History Does Not Meet Guideline Requirements; Delinquent Credit History Does Not Meet Guideline Requirements;	1
		Total Credit Grade (A) Exceptions:	519
	B	The Final 1003 is Incomplete; Audited DTI Exceeds Guideline DTI;	1
		Total Credit Grade (B) Exceptions:	1
Compliance	A	No Compliance Findings	519
		TX Constitution A6 Required Fees Test;	1
		Total Compliance Grade (A) Exceptions:	520
Property	A	No Property Findings	518
		The appraiser was not licensed (Primary Value);	1
		Total Property Grade (A) Exceptions:	519
	B	Appraisal is Expired;	1
		Total Property Grade (B) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The appraisal or applicable valuation product was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms. If an AVM was provided, the AVM conformed with guidelines and FSD score was within allowable thresholds. No secondary valuation products were required.
B	The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal or applicable valuation product was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms. No secondary valuation products were required.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal or applicable valuation product was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms. If an AVM was provided as the origination product, the AVM did not conform with guidelines and an additional valuation product was not provided.
D	The file was missing an origination valuation product or there was not sufficient valuation documentation to perform a review. No secondary valuation products were required.